T. Rowe Price Index Trust, Inc.
     T. Rowe Price Equity Index 500 Fund

 Supplement to Statement of Additional Information dated May 1, 2000, revised to August 31, 2000
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 Effective January 1, 2001, the expense limitation table on page 53 of the
 Statement of Additional Information will be revised with the following to reflect the extension of the expense ratio limitation for the Equity Index 500
 Fund:

                                                 Expense       Reimbursement
         Fund             Limitation Period      -------       -------------
         ----             -----------------       Ratio            Date
------------------------------------------------  -----            ----
                                                Limitation
                                                ----------
                                                -------------------------------
Equity Index 500(b)     January 1, 2001 -         0.35%     December 31, 2004
                        December 31, 2002
-------------------------------------------------------------------------------


   (b) The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2000. The reimbursement period for this limitation extends through December 31, 2001.



   Pursuant to the Equity Index 500 Fund's previous expense limitation, $317,000 of management fees were not accrued by the fund for the year ended December 31, 1999. Additionally, $955,000 of unaccrued management fees remain subject to reimbursement through December 31, 2001.
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 The date of the above supplement is December 15, 2000.
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                                                                C20-045 12/15/00